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                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           |__|

                              --------------------------

                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)

New York                                          13-5160382
(State of incorporation                           (I.R.S. employer
if not a U.S. national bank)                      identification no.)

48 Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)          (Zip code)

                              --------------------------

                             JACOR COMMUNICATIONS COMPANY
                 (Exact name of obligor as specified in its charter)

Florida                                           59-2054850
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

50 East RiverCenter Boulevard 12th Floor
Covington, Kentucky                               41011
(Address of principal executive offices)          (Zip code)

                              JACOR COMMUNICATIONS, INC.
                 (Exact name of obligor as specified in its charter)

Delaware                                          31-0978313
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

50 East RiverCenter Boulevard 12th Floor
Covington, Kentucky                               41011
(Address of principal executive offices)          (Zip code)

              TABLE OF ADDITIONAL REGISTRANTS RELATING TO THE GUARANTORS


BROADCAST FINANCE, INC.            Ohio           31-1390698
CINE FILMS, INC.                   California     95-2945526

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CINE GUARANTORS, INC.              California     95-2677644
CINE GUARANTORS II, INC.           California     95-2960196
CINE GUARANTORS II, LTD.           Canada         Not Applicable
CINE MOBILE SYSTEMS                Antille        Not Applicable
INT'L. N.V.
CINE MOVIL S.A. de C.V.            Mexico         Not Applicable
CITICASTERS CO.                    Ohio           31-1081002
GACC-N26LB, INC.                   Delaware       31-1231527
GREAT AMERICAN MERCHANDISING       New York       13-2658721
GROUP, INC.
GREAT AMERICAN TELEVISION          California     31-1019819
PRODUCTIONS, INC.
INMOBILIARIA RADIAL, S.A.          Mexico         Not Applicable
de C.V.
JACOR BROADCASTING                 Ohio           31-1363232
CORPORATION
JACOR BROADCASTING OF              Georgia        31-1133504
ATLANTA, INC.
JACOR BROADCASTING OF              Delaware       57-1030503
CHARLESTON, INC.
JACOR BROADCASTING OF              Colorado       31-1212116
COLORADO, INC.
JACOR BROADCASTING OF              California     33-0250362
DENVER, INC.
JACOR BROADCASTING OF              Florida        31-1102108
FLORIDA, INC.
JACOR BROADCASTING OF              Delaware       43-1722735
KANSAS CITY, INC.
JACOR BROADCASTING OF              Delaware       61-1263208
LAS VEGAS, INC.
JACOR BROADCASTING OF              Delaware       31-1506631
LAS VEGAS II, INC.
JACOR BROADCASTING OF              Delaware       61-1257881
LOUISVILLE, INC.
JACOR BROADCASTING OF              Delaware       31-1506626
LOUISVILLE II, INC.
JACOR BROADCASTING OF              Delaware       87-0546502
SALT LAKE CITY, INC.
JACOR BROADCASTING OF              Delaware       31-1506618
SALT LAKE CITY II, INC.
JACOR BROADCASTING OF              Delaware       31-1440011
SAN DIEGO, INC.
JACOR BROADCASTING OF              Florida        31-1468564
SARASOTA, INC.
JACOR BROADCASTING OF              Delaware       33-0294761
ST. LOUIS, INC.
JACOR BROADCASTING OF              Florida        31-1234979
TAMPA BAY, INC.
JACOR BROADCASTING OF              California     30-0200806
TOLEDO, INC.
JACOR BROADCASTING OF              Ohio           34-1308506
YOUNGSTOWN, INC.
JACOR CABLE, INC.                  Kentucky       31-1273897
JACOR LICENSEE OF                  Delaware       57-1031405
CHARLESTON, INC.

                                      -2-

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JACOR LICENSEE OF                  Delaware       43-1724459
KANSAS CITY, INC.
JACOR LICENSEE OF                  Delaware       88-0345737
LAS VEGAS, INC.
JACOR LICENSEE OF                  Delaware       31-1506613
LAS VEGAS II, INC.
JACOR LICENSEE OF                  Delaware       61-1289758
LOUISVILLE, INC.
JACOR LICENSEE OF                  Delaware       31-1506609
LOUISVILLE II, INC.
JACOR LICENSEE OF                  Delaware       87-0546823
SALT LAKE CITY, INC.
JACOR LICENSEE OF                  Delaware       31-1506621
SALT LAKE CITY II, INC.
JACOR/PREMIERE HOLDING, INC.       Delaware       95-4523968
JBSL, INC.                         Missouri       43-1735433
LOCATION PRODUCTIONS, INC.         California     95-2556702
LOCATION PRODUCTIONS II, INC.      California     95-2945537
MULTIVERSE ACQUISITION CORP.       Delaware       Pending
NOBLE BROADCAST CENTER, INC.       California     33-0189045
NOBLE BROADCAST GROUP, INC.        Delaware       33-0215206
NOBLE BROADCAST HOLDINGS, INC.     Delaware       33-0492627
NOBLE BROADCAST LICENSES, INC.     California     34-1794221
NOBLE BROADCAST OF                 California     95-3230874
SAN DIEGO, INC.
NOBRO, S.C.                        Mexico         Not Applicable
NOVA MARKETING GROUP, INC.         California     33-0578898
NSN NETWORK SERVICES, LTD.         Delaware       31-1125479
PREMIERE RADIO NETWORKS, INC.      Delaware       95-4083971
RADIO-ACTIVE MEDIA, INC.           Delaware       31-1511358
SPORTS RADIO                       California     33-0525378
BROADCASTING, INC.
SPORTS RADIO, INC.                 California     95-4350343
THE SY FISCHER COMPANY             California     95-2792659
AGENCY, INC.
VTTV PRODUCTIONS                   California     31-0924795
WHOK, INC.                         Ohio           34-1092716

                              --------------------------

                          Senior Subordinated Notes Due 2008
                         (Title of the indenture securities)

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                                      -3-

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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
     TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -4-

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                                      SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of January, 1998.

                                            THE BANK OF NEW YORK



                                            By:    /s/ Walter N. Gitlin
                                                ------------------------------
                                                Name:  Walter N. Gitlin
                                                Title: Vice President

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                                                                     EXHIBIT 7
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                         CONSOLIDATED REPORT OF CONDITION OF

                                 THE BANK OF NEW YORK

                       of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
                    ASSETS                                 in Thousands
                    Cash and balances due from depos-
                      itory institutions:
                      Noninterest-bearing balances and
                        currency and coin ................  $ 5,004,638

                      Interest-bearing balances ..........    1,271,514
                    Securities:
                      Held-to-maturity securities ........    1,105,782
                      Available-for-sale securities ......    3,164,271
                    Federal funds sold and Securities pur-
                      chased under agreements to resell....   5,723,829
                    Loans and lease financing
                      receivables:
                      Loans and leases, net of unearned
                        income .................34,916,196
                      LESS: Allowance for loan and
                        lease losses ..............581,177
                      LESS: Allocated transfer risk
                        reserve........................429
                      Loans and leases, net of unearned
                        income, allowance, and reserve....   34,334,590
                    Assets held in trading accounts ......    2,035,284
                    Premises and fixed assets (including
                      capitalized leases) ................      671,664
                    Other real estate owned ..............       13,306
                    Investments in unconsolidated
                      subsidiaries and associated
                      companies ..........................      210,685
                    Customers' liability to this bank on
                      acceptances outstanding ............    1,463,446
                    Intangible assets ....................      753,190
                    Other assets .........................    1,784,796
                                                            -----------
                    Total assets .........................  $57,536,995
                                                            -----------
                                                            -----------

                    LIABILITIES
                    Deposits:
                      In domestic offices ................  $27,270,824
                      Noninterest-bearing ......12,160,977
                      Interest-bearing .........15,109,847
                      In foreign offices, Edge and
                      Agreement subsidiaries, and IBFs ...   14,687,806
                      Noninterest-bearing .........657,479
                      Interest-bearing .........14,030,327
                    Federal funds purchased and Securities
                      sold under agreements to repurchase.    1,946,099
                    Demand notes issued to the U.S.
                      Treasury ...........................      283,793
                    Trading liabilities ..................    1,553,539
                    Other borrowed money:
                      With remaining maturity of one year
                        or less ..........................    2,245,014
                      With remaining maturity of more than
                        one year through three years......            0
                      With remaining maturity of more than
                        three years .........................    45,664
                    Bank's liability on acceptances exe-
                      cuted and outstanding ..............    1,473,588
                    Subordinated notes and debentures ....    1,018,940
                    Other liabilities ....................    2,193,031
                                                            -----------
                    Total liabilities ....................   52,718,298
                                                            -----------

                    EQUITY CAPITAL
                    Common stock ........................     1,135,284
                    Surplus .............................       731,319
                    Undivided profits and capital
                      reserves ..........................     2,943,008
                    Net unrealized holding gains
                      (losses) on available-for-sale
                      securities ........................        25,428
                    Cumulative foreign currency transla-
                      tion adjustments ..................   (    16,342)
                                                            -----------
                    Total equity capital ................     4,818,697
                                                            -----------
                    Total liabilities and equity
                      capital ...........................   $57,536,995
                                                            -----------
                                                            -----------

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                        Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


     J. Carter Bacot
     Thomas A. Renyi
     Alan R. Griffith          Directors

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